EXHIBIT 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Baylake Corp. (the "Company") on Form 10-K for the fiscal year ended December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Steven D. Jennerjohn, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

      (1) The Quarterly Report on Form 10-K of the Company for the fiscal year ended December 31, 2003 fully complies with the requirements of
            Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ Steven D. Jennerjohn
------------------------
Steven D. Jennerjohn
Senior Vice President and Chief Financial Officer
March 11, 2004

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Baylake Corp. and will be retained by Baylake Corp. and furnished to the Securities and Exchange Commission or its staff upon request.